UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

SCYNEXIS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza 13th Floor
Jersey City, New Jersey		07302-6548
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201 884-5485

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCYX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 26, 2026, SCYNEXIS, Inc. (the “Company” or “SCYNEXIS”) filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s stock from 23,750,000 shares to 65,000,000 shares, which reflects the increase in the number of authorized shares of the Company’s common stock, par value $0.001 per share (the "Common Stock"), from 18,750,000 to 60,000,000 shares.

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Amendment was approved by the Company’s stockholders at the Annual Meeting held on June 25, 2026. For a description of the Amendment, see Proposal 6 in the Company’s definitive proxy statement for the Annual Meeting filed with the Commission on April 30, 2026.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2026, SCYNEXIS, Inc. held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for the Annual Meeting was April 27, 2026, which preceded the 1-for-8 reverse stock split that took effect on May 29, 2026, and therefore all final voting results set forth below represent share counts on a pre-reverse stock split basis. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (c) for, against or abstain for the advisory approval of the executive compensation as disclosed in SCYNEXIS’s proxy statement, filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”); (d) for, against or abstain for the advisory approval on the frequency of future advisory voting on executive compensation; (e) for, against or abstain for the amendment to the 2024 Equity Incentive Plan (the “2024 Plan”); and (f) for, against or abstain for the amendment to the Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock.

Proposal 1:

Each of the six directors proposed by SCYNEXIS for re-election was elected to serve until SCYNEXIS’s 2027 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
David Angulo, M.D.	42,778,631	1,658,517	14,745,461
Armando Anido	42,774,453	1,662,695	14,745,461
Ann F. Hanham, Ph.D.	42,761,194	1,675,954	14,745,461
David Hastings	42,775,270	1,661,878	14,745,461
Guy Macdonald	42,769,133	1,668,015	14,745,461
Philippe Tinmouth	42,779,950	1,657,198	14,745,461

Proposal 2:

The appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
56,745,060	1,878,978	558,571	—

Proposal 3:	Advisory approval of the compensation of SCYNEXIS's named executive officers as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
41,970,140	2,076,765	390,243	14,745,461

Proposal 4:

Advisory approval on the frequency of future advisory voting on the compensation paid to SCYNEXIS’s named executive officers as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
42,700,367	537,132	826,624	373,025	14,745,461

Proposal 5:

The amendment to the 2024 Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the 2024 Plan by 9,600,000 shares (pre-reverse stock split), was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
36,621,939	7,362,841	452,368	14,745,461

Proposal 6:

The Amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 60,000,000 as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
45,814,090	12,437,086	931,433	—

Item 8.01 Other Events.

The Company has filed with the Commission a Registration Statement on Form S-3 (Registration Statement No. 333-295493) (the “Registration Statement”), which was declared effective by the Commission as of May 8, 2026, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale from time to time by the selling stockholders identified in the Registration Statement (the “Selling Stockholders”) of up to 87,000,000 shares of the Common Stock, consisting of: (i) 34,750,000 shares of Common Stock already issued and outstanding and held by the Selling Stockholders; (ii) 8,750,000 shares of Common Stock issuable upon the exercise of pre-funded warrants held by the Selling Stockholders, each with an exercise price of $0.0001 per share, which are immediately exercisable; and (iii) 43,500,000 shares of Common Stock issuable upon the exercise of common warrants (the “Common Warrants”) held by the Selling Stockholders, each with an exercise price of $1.20 per share. The Common Warrants became exercisable upon the effectiveness of the increase in the Company’s authorized shares of Common Stock approved by the Company’s stockholders at the Annual Meeting. In connection with the Registration Statement, the Company is filing as Exhibit 5.1 hereto an opinion of counsel with respect to the shares registered thereunder. Such opinion is incorporated by reference into the Registration Statement. All share counts and exercise prices in this paragraph represent values prior to the 1-for-8 reverse stock split that took effect on May 29, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date:	June 26, 2026	By:	/s/ David Angulo, M.D.
		Name: Its:	David Angulo, M.D. Chief Executive Officer